UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 Amendment No. 1
                                       to
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 31, 2002 (date report originally filed)




                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         South Carolina                    0-15083             57-0824914
    ------------------------             -----------     ----------------------
     (State of other juris-              (Commission          (IRS Employer
    diction of incorporation)            File Number)     Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
         -------------------------------------------------      -----
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Effective August 31, 2002, The South Financial Group, Inc. ("TSFG") completed its acquisition of Gulf West Banks, Inc. ("Gulf West"). This was accomplished through the merger of Gulf West with and into TSFG, all as provided in the Agreement and Plan of Merger dated March 21, 2002 between TSFG and Gulf West. This Amendment No. 1 amends the previous Current Report on Form 8-K dated August 31, 2002 to include financial statements of the acquired business and pro forma information.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          (1) The audited consolidated balance sheets of Gulf West Banks, Inc. and Subsidiaries at December 31, 2001 and 2000, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001 and the related report of Hacker Johnson & Smith PA dated January 18, 2002 are incorporated herein by reference to the Annual Report on Form 10-K for the year ended December 31, 2001 of Gulf West Banks, Inc.

          (2) The unaudited consolidated balances sheet of Gulf West Banks, Inc. and Subsidiaries at June 30, 2002 and the related consolidated statements of earnings, stockholders' equity and cash flows for the six month periods ended June 30, 2002 and 2001 are incorporated herein by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Gulf West Banks, Inc.

     (b)  Pro Forma Financial Information

          Unaudited pro forma condensed combined financial information of TSFG and Gulf West at and for the six months ended June 30, 2002 and for the year ended December 31, 2001 are filed as Exhibit 99.1 to this Current Report on Form 8-K/Amendment No. 1.

     (c)  Exhibits

          Exhibit
          Number
          ------

          23.1 Consent of Hacker Johnson & Smith PA

          99.1 Unaudited Pro Forma Condensed Combined Financial Information of TSFG and Gulf West at and for the Six months ended June 30, 2002 and for the Year Ended December 31, 2001.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The South Financial Group, Inc.


September 27, 2002                          By:      /s/ William S. Hummers III
                                            -----------------------------------
                                            William S. Hummers III
                                            Executive Vice President






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